SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               MAY 26, 1995


                              SUNAMERICA INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                                       1-4618     86-0176061
(STATE OR OTHER JURISDICTION                (COMMISSION   (IRS EMPLOYER
OF INCORPORATION)                           FILE NUMBER)  IDENTIFICATION NO.)
1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                                   90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)
Registrant's telephone number,                            (310) 772-6000
including area code



Item 5.        Other Events

               In connection with the Registration Statement on Form S-4 (Registration Nos. 33-56961-01 and 33-56961-02) filed under the Securities Act of 1933, as amended, by the Registrant and SunAmerica Capital Trust I (the "Trust"), a statutory business trust established by the Registrant, and declared effective on April 27, 1995 relating to the offer (the "Offer") by the Trust to exchange its 9.95% Trust Originated Preferred Securities(sm) (TOPrS(sm)) for up to 5,500,000 shares of 9 1/4% Preferred Stock, Series B ("Series B Preferred") of the Registrant, there is filed herewith as an exhibit the press release issued on May 26, 1995 announcing (i) that the Offer has been extended until 5:00 P.M., New York City time, on June 5, 1995 and (ii) that the condition that a minimum of 2,810,000 shares of Series B Preferred are tendered in the Offer was reduced to 1,750,000 shares of Series B Preferred.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (c)   Exhibits

               Exhibit 99   Press Release issued on May 26, 1995




                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUNAMERICA INC.


Date:  May 26, 1995                    By:  /s/ Susan L. Harris
                                            ------------------------
                                             Susan L. Harris
                                             Vice President, General
                                               Counsel - Corporate
                                               Affairs and Secretary